                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                                DATED MAY 1, 2003

The following changes are effective March 1, 2004:

PAYMENT ENHANCEMENTS

The second and third paragraphs and the table in "DESCRIPTION OF THE CONTRACT - Payment Enhancements" is replaced with the following:

      We are currently offering a promotional payment enhancement (Promotional Rate E, below) for contracts issued on and after March 1, 2004. This promotional payment enhancement applies to initial and subsequent purchase payments received during the promotional period. The promotional payment enhancements may be terminated by us at any time. Initial and subsequent purchase payments received after the promotional period will receive the guaranteed payment enhancement described in the column labeled "Guaranteed Rate" in the table below. Please refer to Appendix F for details on payment enhancement rates for contracts issued prior to March 1, 2004.

      The payment enhancement is a percentage of your purchase payment that varies (based on the cumulative amount of your purchase payments to the date of that payment) as follows:

PAYMENT ENHANCEMENTS

CUMULATIVE                                        PROMOTIONAL
PURCHASE PAYMENTS         GUARANTEED RATE         RATE E(1)
-----------------         ---------------         ---------
Under $500,000                       3.0%                5.0%
$500,000-$2.5 million                4.0%                5.5%
Over $2.5 million                    5.0%                6.0%

      (1)   Promotional Rate E: Contracts issued on or after March 1, 2004.

The second paragraph in "Appendix F - Payment Enhancements" is replaced with the following:

      The table below summarizes the promotional payment enhancements offered on contracts issued prior to March 1, 2004. For these promotions, the promotional payment enhancement applies to initial and subsequent purchase payments received during the promotional period. The promotional payment enhancements may be terminated by us at any time. Initial and subsequent purchase payments received after the promotional period will receive the guaranteed payment enhancement described in the column labeled "Guaranteed Rate" in the table below.

Footnote 4, under the table in "Appendix F - Payment Enhancements" is replaced with the following:

      Promotional Rate D: Contracts Issued on or After May 5, 2003 but prior to March 1, 2004.

GREAT COMPANIES - AMERICA (SM) TRUST

For contracts issued on or after March 1, 2004, purchase payments and transfers may not be allocated to the Great Companies- America Trust.

                       SUPPLEMENT DATED FEBRUARY 27, 2004